                               SCHEDULE 14A

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934
                           (Amendment No.      )

Filed by the Registrant  / X /
Filed by a Party other than the Registrant  /___/

Check the appropriate box:
/___/     Preliminary Proxy Statement
/___/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/___/     Definitive Proxy Statement
/ X /     Definitive Additional Materials
/___/     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-
          12
                        ________________

                          REYNOLDS METALS COMPANY
             (Name of Registrant as Specified In Its Charter)

               Board of Directors of Reynolds Metals Company
                 (Name of Person(s) Filing Proxy Statement
                       if other than the Registrant)
                             ________________

Payment of Filing Fee (Check the appropriate box):
/   /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
          6(i)(2) or Item 22(a)(2) of Schedule 14A.
/___/     $500 per each party to the controversy pursuant to Exchange Act
          Rule 14a-6(i)(3).
/___/     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction
               applies:
          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:
/___/     Fee paid previously with preliminary materials.
/___/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                   NOTICE TO CERTAIN PARTICIPANTS IN THE
                          REYNOLDS METALS COMPANY
            SAVINGS AND INVESTMENT PLAN FOR SALARIED EMPLOYEES
                                __________

                          Reynolds Metals Company
                      Annual Meeting of Stockholders
                         to be held April 17, 1996


Dear Participant:

     Due to a computer error, some participants in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees (the "Savings Plan") who are also participants in the Reynolds Metals Company Tax Reduction Act Stock Ownership Plan for Salaried Employees (the "TRASOP") were sent proxy cards for the Company's 1996 Annual Meeting of Stockholders that are incomplete. These cards omitted the number of shares held under the Savings Plan with respect to which the participants are entitled to give voting instructions. This omission was inadvertent, and the Company apologizes for the error.

     Enclosed is a new proxy card which shows your allocable portion of the total number of shares of Company Common Stock held by the Savings Plan as of the record date, February 20, 1996. You are entitled to give voting instructions to the plan trustee with respect to these shares. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, AND WHETHER OR NOT YOU HAVE PREVIOUSLY RECEIVED AND/OR RETURNED OTHER PROXY CARDS TO THE COMPANY, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THIS PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. If you attend the Meeting, your having sent in your proxy will not restrict your right to vote in person.

     If you have not yet returned the proxy card showing your TRASOP shares, please complete and return it promptly, as well as any other proxy cards you may have received from the Company for other share accounts.

     Your vote is important to us. I urge you to complete and return the enclosed proxy card without delay. Thank you for your cooperation.

                                   Very truly yours,

                                   D. MICHAEL JONES
                                   Secretary

March 22, 1996

                                                                 APPENDIX A

                                                       [FORM OF PROXY CARD]

                          REYNOLDS METALS COMPANY

                 Proxy Solicited by the Board of Directors
                    for Annual Meeting of Stockholders
                              April 17, 1996


     The undersigned appoints Richard G. Holder and D. Michael Jones, and each of them, proxies, with full power of substitution, to vote the shares of Common Stock of Reynolds Metals Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Reynolds Metals Company Building, 6601 West Broad Street, Richmond, Virginia, on Wednesday, April 17, 1996 at 10:00 A.M. (local time), and at any adjournments thereof. The undersigned hereby confer(s) upon the proxies and each of them authority to vote for a substitute Nominee or substitute Nominees designated by the Board of Directors with respect to the election of Directors if any Nominee is unavailable to serve for any reason if elected.

     For participants in the Company's Savings and Investment Plan for Salaried Employees, this card provides voting instructions to the trustee under the plan for the undersigned's allocable portion of the total number of shares of Common Stock of the Company held by the plan as indicated on the reverse side. (Note: The number of plan shares indicated on the reverse side may not be the same as the number of shares shown on the undersigned's last account statement from the plan due to the use of different valuation dates and/or accounting methods.) These voting instructions are solicited and will be carried out in accordance with the applicable provisions of the plan.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH ANY CHOICE SPECIFIED BY THE STOCKHOLDER; WHERE THERE IS NO CHOICE, SUCH SHARES WILL BE VOTED IN FAVOR OF ITEMS 1, 2, 3 AND 4.

             (continued and to be SIGNED on the Reverse Side)



---------------------------------------------------------------------------
-
                           FOLD AND DETACH HERE

                                             Please mark your
                                             votes as indicated   ___
                                             in this example     / X /

     The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.

                                   Item 1 - Election of Directors:

FOR all                       Nominees - Patricia C. Barron, William O.
Nominees       WITHHOLD       Bourke, John R. Hall, Robert L. Hintz,
(except as     AUTHORITY      Richard G. Holder, William H. Joyce, Mylle
withheld in    to Vote        Bell Mangum, D. Larry Moore, Randolph N.
the space      for all        Reynolds, James M. Ringler, Henry S. Savedge,
provided)      Nominees       Jr., Jeremiah J. Sheehan, Joe B. Wyatt
  ___           ___
 /___/         /___/          (To withhold authority to vote for any
                              individual Nominee, write that Nominee's name in the space provided below.)

                              _____________________________________________



         Item 2                         Item 3

  Approval of Amendment to    Approval of the 1996 Nonqualified
  the Performance Incentive   Stock Option Plan
  Plan

  FOR   AGAINST   ABSTAIN          FOR     AGAINST    ABSTAIN
  ___     ___       ___             ___     ___       ___
 /___/   /___/     /___/           /___/   /___/     /___/


        Item 4                          Item 5

Ratification of Selection     In their discretion the proxies are
of Ernst & Young LLP as       authorized to vote upon such other
Independent Auditors          matters as may properly come before
                              the Meeting.
FOR   AGAINST   ABSTAIN
 ___     ___       ___                                       ___
/___/   /___/     /___/       I WILL ATTEND ANNUAL MEETING  /___/


Signature__________________Signature_____________________Date__________

Please mark, date and sign as your name appears above and return in the enclosed envelope. If signing as attorney, executor, administrator, trustee, guardian or in another representative capacity, please give your full title as such.

---------------------------------------------------------------------------
                           FOLD AND DETACH HERE

Dear Stockholder:

     Enclosed is a proxy card relating to the Company's 1996 Annual Meeting of Stockholders.

     Your vote is important to us. Whether or not you expect to attend the Meeting, please complete, sign and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States.

     If you plan to attend the Meeting, please also mark the attendance box on the proxy card.


                                   REYNOLDS METALS COMPANY